Exhibit 99.1


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

- - - - - - - - - - - - - - - - - - - - - x
In re:                                    :  Chapter 11
                                          :
CROSS MEDIA MARKETING CORPORATION, et al.,:  Case Nos. 03-13901 (BRL)
                                   -- --  :
                                          :            03-13903 (BRL)
                        Debtors.          :
                                          :  (Jointly Administered)
                                          :
- - - - - - - - - - - - - - - - - - - - - x


                            OPERATING STATEMENTS FOR
                   THE PERIOD APRIL 1, 2004 TO APRIL 30, 2004


DEBTORS' ADDRESS:                           PERIOD DISBURSEMENTS:
                                            ---------------------

Cross Media Marketing Corporation           Cross Media Marketing
275 Madison Avenue, 6th Floor               Corporation:             $330,746
New York, New York  10016
                                            Media Outsourcing, Inc.: $237,303

DEBTORS' ATTORNEY:

Kramer Levin Naftalis & Frankel LLP
919 Third Avenue
New York, New York  10022


            I the undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verify under penalty of perjury that the information contained therein is complete, accurate and truthful to the best of my knowledge.

Date: June 2, 2004                  By:   Cross Media Marketing Corporation


                                    /s/ Peter A. Furman
                                    ------------------------------------------
                                    Peter A. Furman
                                    Chief Restructuring Officer/Chief Executive
                                    Officer

                                                   - and -

                                    Media Outsourcing, Inc.


                                    /s/ Peter A. Furman
                                    ------------------------------------------
                                    Peter A. Furman
                                    Chief Restructuring Officer/Chief Executive
                                    Officer

          Cross Media Marketing Corporation and Media Outsourcing, Inc.
                             (Debtors-in-Possession)

                          Notes to Operating Statements

Petition for Relief Under Chapter 11
------------------------------------

On June 16, 2003 (the "Commencement Date"), Cross Media Marketing Corporation ("XMM"), together with its wholly owned subsidiary Media Outsourcing, Inc. ("MOS," and together with XMM, the "Debtors"), commenced a case under chapter 11, title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court").

On June 16, 2003, the Debtor received approval from the Bankruptcy Court to pay or otherwise honor certain of its pre-petition obligations, including employee wages and related taxes, employee benefits, employee travel expenses, insurance premiums and utilities.

On May 24, 2004, the Bankruptcy Court entered an Order Confirming the Debtors' Third Amended Plan of Distribution under Chapter 11 of the Bankruptcy Code (the "Plan"). The Plan has not yet gone effective. For more information regarding the Plan, the following documents can be viewed on the Bankruptcy Court's website at http:\\www.nysb.uscourts.gov: Debtors' Third Amended Joint Plan Under Chapter 11 of the Bankruptcy Code dated March 19, 2004 (Docket No. 333), Disclosure Statement for Debtors' Second Amended Plan of Distribution dated March 17, 2004 (Docket No. 277), Declaration of Peter A. Furman in Support of Confirmation of Debtors' Third Amended Joint Plan of Distribution Under Chapter 11 of the Bankruptcy Code (Docket No. 325), Order Confirming Debtors' Third Amended Joint Plan of Distribution Under Chapter 11 of the Bankruptcy Code (Docket No. 335).


Basis of Presentation
---------------------

The accompanying unaudited consolidated financial statements include the accounts of Cross Media Marketing Corporation and Media Outsourcing, Inc.

The financial statements have been prepared in accordance with the Debtors' historical accounting practices, except for the income statement, which is currently being prepared on a cash basis.

The Debtors classified cash disbursements for XMM and MOS based on historical reporting practices. Generally, cash disbursements related to XMM consist of employee compensation and benefits for corporate employees located in New York, facility-related items such as rent for the corporate office located in New York and professional fees relating to the bankruptcy. Cash disbursements relating to MOS consist of employee compensation and benefits, facility related items and direct costs relating to MOS's magazine operations.


Pre-Petition Liabilities
------------------------

Pursuant to section 362 of the Bankruptcy Code, the commencement of chapter 11 cases imposes an automatic stay, applicable generally to litigants against the Debtors, creditors and other parties in interest, preventing these parties from taking any action to collect, assess or recover claims against the Debtors that arose prior to the Commencement Date. As such, liabilities arising prior to the Commencement Date may not be paid without the prior approval of the Court. Creditors may, however, petition the Court for relief from the automatic stay.

Liabilities arising prior to the Commencement Date are denoted as "Pre-Petition Liabilities" (all or a portion of which may be disputed by the Debtors) and are detailed on the face of the Balance Sheet. The amount of pre-petition liabilities may increase or decrease during future periods based on claims which may arise subsequent to the Commencement Date as a result of the rejection of executory contracts and non-residential leases, and from the determination by the Court (or by agreement between the parties in interest) of allowed claims for contingencies and other disputed amounts.

          Cross Media Marketing Corporation and Media Outsourcing, Inc.
                             (Debtors-In-Possession)

               Consolidated Balance Sheet, excluding subsidiaries
                       which are not Debtors-In-Possession

                   As of April 30, 2004 and March 31, 2004 (a)


                                                          April 30, 2004         March 31, 2004
Assets
Current Assets:
    Cash and cash equivalents                                 6,245,670           $  6,284,055
    Consumer accounts receivable (b)                          8,162,453              9,179,943
    Other receivables                                         2,914,317              2,925,244
     Other current assets                                        77,059                 57,819
                                                           ------------           ------------
       Total current assets                                  17,399,499             18,447,061
Non-Current Assets
    Fixed Assets - Net                                        2,783,411              2,783,411
    Other assets                                                110,002                110,002
                                                           ------------           ------------
       Total Non-current Assets                               2,893,413              2,893,413
                                                           ------------           ------------
         TOTAL ASSETS                                      $ 20,292,912           $ 21,340,474
                                                           ============           ============
Liabilities and Stockholders' Equity

Post Petition Liabilities
    Accounts Payable and Accrued Expenses (c)                 1,304,294           $    966,853
                                                           ------------           ------------
       Total Post Petition Liabilities                        1,304,294                966,853

Pre Petition Liabilities
    Secured Debt (d)                                         27,684,448             27,684,447
    Notes Payable/Preferred Stock                             5,050,000              5,050,000
    Unsecured Claims (c)                                     23,422,445             23,335,431
                                                           ------------           ------------
     Total Pre Petition Liabilities                          56,156,893             56,069,878
                                                           ------------           ------------

Total Liabilities                                            57,461,187             57,036,731

Shareholders' Equity
     Net Retained Earnings                                  (36,470,775)           (34,998,757)
     Notes Receivable                                          (697,500)              (697,500)
                                                           ------------           ------------
       Total Stockholders' Equity                           (37,168,275)           (35,696,257)
                                                           ------------           ------------
         TOTAL LIABILITIES & STOCKHOLDERS' EQUITY          $ 20,292,912           $ 21,340,474
                                                           ============           ============

          Cross Media Marketing Corporation and Media Outsourcing, Inc.
                             (Debtors-In-Possession)

               Consolidated Balance Sheet, excluding subsidiaries
                       which are not Debtors-In-Possession

                   As of April 30, 2004 and March 31, 2004 (a)


Notes to the Balance Sheet:

(a) The balance sheet items above reflect the book value as of April 30, 2004 and March 31, 2004. The balance sheet has not been adjusted to reflect the orderly liquidation value of the assets of the Company.

(b) Historically, the Debtors performed an ongoing review of the cancellation and collection reserve using a static pool analysis on the pay to maturity results of the portfolio of consumer receivables. The most current static pool analysis on the pay to maturity performance was done through March 31, 2003.

   As of April 30, 2004 the Debtor increased its collection and cancellation reserve to reflect changes in the portfolio based on current activity. This adjustment resulted in a reduction in the realizability of the accounts receivable balance.

(c) The amounts included in accounts payable and accrued expenses under the caption "Post Petition Liabilities" are consistent with the Debtors' historical accounting practice for recognition of liabilities. As of April 30, 2004, Post and Pre Petition accounts payable, accrued expenses and unsecured claims have been adjusted to reflect the Amended Schedules filed by the Debtors. As of April 30, 2004 and March 31, 2004, there has been no final determination as to the classification of certain of these liabilities as pre or post petition.

(d) Through the end of April 2004, aggregate distributions of $2,413,073 have been made to the secured lender in partial repayment of the secured debt.

          Cross Media Marketing Corporation and Media Outsourcing, Inc.
                             (Debtors-in-Possession)
                       Case Numbers: 03-13901 and 03-13903

                     Schedule of Receipts and Disbursements
                  For the period April 1, 2004 - April 30, 2004


                                                    MOS                   XMM                   Total
Cash flow from operations
 Cash Receipts from Operations:
  Consumer Receipts                              $ 510,995             $    --                $ 510,995
  Non Consumer Receipts                             18,669                  --                   18,669
                                                 ---------             ---------              ---------

                                                   529,664                  --                  529,664

Operating Cash Disbursements:
 Employee Compensation/Reimbursements              128,401                  --                  128,401
 Direct Costs                                       50,708                  --                   50,708
 Facilities                                         58,194                 4,422                 62,616
                                                 ---------             ---------              ---------
  Total Operating Disbursements                    237,303                 4,422                241,725

  Operating Cash Flow                              292,361                (4,422)               287,939

Non-Operating Cash Disbursements:
 Professional Fees & Other                            --                 326,324                326,324
                                                 ---------             ---------              ---------
  Non Operating Cash Flow                             --                 326,324                326,324

  Net Cash Flow                                  $ 292,361             $(330,746)             $ (38,385)
                                                 =========             =========              =========


                         Cross Media Marketing Corporation and Media Outsourcing, Inc.
                                          (Debtors-in-Possession)
                                       Account Balances (Per Book)
                                 As of April 30, 2004 and March 31, 2004

                                   Case Numbers: 03-13901 and 03-13903


                   Branch      Account                                                                      Balance at   Balance at
  Institution     Location      Number                           Account Name (Type)                   (a)   4/30/04       3/31/04

Fleet             New York    9429278356   Cross Media - (Disbursement Funding Account) -
                                           Debtor in Possession                                            $  210,147   $  159,598
Fleet             New York      80221654   Cross Media Marketing - (Controlled Disbursement Account) -
                                           Debtor in Possession                                              (177,997)     (20,572)
Fleet             New York      80227175   Cross Media Marketing SVC Co- (Payroll Funding Account) -
                                           Debtor in Possession                                                     -            -
Fleet             New York    9429159138   Cross Media Marketing Corp - (Corporate Operating Account) -
                                           Debtor in Possession                                             6,211,600    6,141,115
Fleet             New York    9429164607   Cross Media Marketing Corp - (NY Disbursement Account)                   -            -
SouthTrust Bank   Atlanta       90001703   Media Outsourcing Inc. Debtor in Possession
                                           (Controlled Disbursement Account)                                        -            -
SouthTrust Bank   Atlanta       81387740   Media Outsourcing Inc. Debtor in Possession (Operating Account)      1,920        3,914
                                                                                                          -----------  -----------
                  Total Accounts                                                                          $ 6,245,670  $ 6,284,055
                                                                                                          ===========  ===========

(a) Certain accounts may reflect overdrafts (per Book) due to checks written but not yet presented. On presentation of the checks, the accounts will be funded as part of the daily "sweep" process.


                              Cross Media Marketing Corporation and Media Outsourcing, Inc.
                                               (Debtors-in-Possession)
                                             Account Balances (Per Bank)
                                       As of April 30, 2004 and March 31, 2004

                                         Case Numbers: 03-13901 and 03-13903


                   Branch     Account                                                                      Balance at    Balance at
   Institution    Location    Number                                  Account Name (Type)                   4/30/04       3/31/04
Fleet             New York    9429278356   Cross Media - (Disbursement Funding Account) -
                                           Debtor in Possession                                           $  210,147   $   159,598
Fleet             New York      80221654   Cross Media Marketing - (Controlled Disbursement
                                           Account) - Debtor in Possession                                         -             -
Fleet             New York      80227175   Cross Media Marketing SVC Co- (Payroll Funding Account) -
                                           Debtor in Possession                                                    -             -
Fleet             New York    9429159138   Cross Media Marketing Corp - (Corporate Operating Account) -
                                           Debtor in Possession                                            6,191,956     6,105,988
Fleet             New York    9429164607   Cross Media Marketing Corp - (NY Disbursement Account)
                                                                                                                   -             -
SouthTrust Bank   Atlanta       90001703   Media Outsourcing Inc. Debtor in Possession (Controlled
                                           Disbursement Account)                                                   -             -
SouthTrust Bank   Atlanta       81387740   Media Outsourcing Inc. Debtor in Possession
                                           (Operating Account)                                                 2,010         1,819
                                                                                                          ----------   -----------
                  Total Accounts                                                                          $6,404,113   $ 6,267,405
                                                                                                          ==========   ===========


                                  Cross Media Marketing Corporation and Media Outsourcing, Inc.
                                                   (Debtors-in-Possession)
                                            Case Numbers: 03-13901 and 03-13903
                                       Statement of Cash Receipts and Disbursements
                                       For the period April 1, 2004 - April 30, 2004


                            --------------------------------------------------------------------------------------
                                                         FLEET NATIONAL BANK                            SOUTHRUST
                            --------------------------------------------------------------------------------------
                                                                                                        90001703 &
                             9429278356     80221654       80227175       9429159138     9429164607     813887740       TOTAL
                            ----------------------------------------------------------------------------------------------------

CASH 4/01/04 (book)         $   159,598    $   (20,572)   $      --      $ 6,141,115    $      --     $     3,914    $ 6,284,055

       RECEIPTS
 Consumer Receipts                                                           510,995                                     510,995
 Non Consumer Receipts                                                        17,611                        1,058         18,669
                            ----------------------------------------------------------------------------------------------------
       RECEIPTS                    --             --             --          528,606           --           1,058        529,664
                            ----------------------------------------------------------------------------------------------------


                            ----------------------------------------------------------------------------------------------------
     DISBURSEMENTS             (113,568)      (436,524)        (1,256)        (4,949)          --         (11,752)      (568,049)
                            ----------------------------------------------------------------------------------------------------

                            ----------------------------------------------------------------------------------------------------
  IBT Funding In/(Out)          164,117        279,099          1,256       (453,172)         8,700          --
                            ----------------------------------------------------------------------------------------------------

                            ----------------------------------------------------------------------------------------------------
     NET CASH CHANGE             50,549       (157,425)          --           70,485           --          (1,994)       (38,385)
                            ----------------------------------------------------------------------------------------------------

CASH 4/30/04 (book)         $   210,147    $  (177,997)   $      --      $ 6,211,600    $      --     $     1,920    $ 6,245,670
                            ----------------------------------------------------------------------------------------------------

  Less In-Transit Deposits                                                   (19,644)                      (2,859)       (22,503)
  Plus Outstanding
    Disbursements                              177,997                                                      2,949        180,946
                            ----------------------------------------------------------------------------------------------------
Adjusted CASH 4/30/04           210,147           --             --        6,191,956           --           2,010      6,404,113
                            ----------------------------------------------------------------------------------------------------
Bank Balance 4/30/04        $   210,147    $      --      $      --      $ 6,191,956    $      --     $     2,010    $ 6,404,113
                            ----------------------------------------------------------------------------------------------------